UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2007
Entertainment Properties Trust
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13561 (Commission File Number)	43-1790877 (I.R.S. Employer Identification No.)
30 West Pershing Road, Suite 201
Kansas City, Missouri 64108
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.02. Results of Operations and Financial Condition.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Master Credit Agreement
Collateral Pledge and Security Agreement
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     On October 26, 2007, Entertainment Properties Trust (“EPR”) and its wholly-owned subsidiary, EPT 301, LLC (“EPT 301”), entered into a Master Credit Agreement with KeyBank National Association, as administrative agent and a lender, KeyBanc Capital Markets, as sole lead arranger and sole book manager, and the other lenders party thereto and Morgan Stanley Bank, as Documentation Agent thereto (the “Term Loan Credit Agreement”). The Term Loan Credit Agreement provides for a term loan facility in the original principal amount of $120 million (which may be increased by up to $50 million pursuant to an “accordion” feature) to EPR, EPT 301 and various wholly-owned subsidiaries of EPT 301 who from time to time sign joinder agreements and thereby become borrowers under the Term Loan Credit Agreement (collectively, together with EPR and EPT 301, “Borrowers”).
     The Term Loan Credit Agreement has a four-year term, subject to a one-year extension exercisable at the Borrowers’ option. The extension option is subject to the absence of any defaults under the Term Loan Credit Agreement and the Borrowers’ compliance with certain conditions, including the payment of extension fees to the lenders under the Term Loan Credit Agreement.
     The principal amount of the term loan is generally payable at maturity. However, the Borrowers must pay, on an annual basis, one percent of the original principal amount of the term loan (including one percent of any increase in the principal amount of the term loan resulting from any exercise of the accordion option). One percent of the original principal amount has been prepaid to cover the first year of the loan. This prepayment is subject to a one percent (1%) prepayment fee. Certain other events, including reductions in the borrowing base, may give rise to a principal prepayment event.
     Interest is payable quarterly and accrues at either the one, two or three month LIBOR rate plus 1.75%, or at KeyBank’s prime rate.
     To secure the Borrowers’ obligations under the Term Loan Credit Agreement, EPR has pledged its equity interests in EPT 301 to the lenders under the Term Loan Credit Agreement pursuant to a Collateral Pledge and Security Agreement, dated October 26, 2007 (the “Pledge Agreement”). Otherwise, the Borrowers’ obligations under the Term Loan Credit Agreement are unsecured.
     The proceeds of the Term Loan Credit Agreement may be used to repay debt and to fund the Borrowers’ general working capital requirements, including real estate acquisitions.
     The Term Loan Credit Agreement contains customary covenants for transactions of this type, including, without limitations, restrictions on: incurring debt; granting liens; making investments; undertaking mergers, consolidations or other fundamental corporate changes; making distributions or redeeming equity interests; selling assets; prepaying indebtedness; and conducting business operations. Similarly, the Term Loan Credit Agreement requires the Borrowers or their respective affiliates to comply with certain financial covenants, including without limitation, covenants relating to: debt to assets; permitted investments; tangible net worth; interest rate protection; interest coverage; distributions; incurrence of secured debt; and fixed charges coverage.
     The above description of the material terms of the Term Loan Credit Agreement and Pledge Agreement is not a complete statement of the parties’ rights and obligations with respect to the transactions contemplated thereby. The above statements are qualified in their entirety by reference to the Term Loan Credit Agreement and the Pledge Agreement executed in connection with the term loan facility, copies of which are attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2 hereto, respectively, and are incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition.
     On October 30, 2007, Entertainment Properties Trust issued a press release announcing its operating results and financial condition for the third-quarter and nine months ended September 30, 2007 and 2008 guidance. A copy of the press release is set forth as Exhibit 99.1 hereto. The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 4.1
Master Credit Agreement, dated as of October 26, 2007, among Entertainment Properties Trust, EPT 301, LLC, KeyBank National Association, as administrative agent and a lender, KeyBanc Capital Markets, as sole lead arranger and sole book manager, and the other lenders party thereto and Morgan Stanley Bank, as documentation agent thereto.

Exhibit 4.2
Collateral Pledge and Security Agreement, dated as of October 26, 2007, by and between Entertainment Properties Trust and KeyBank National Association, individually and as administrative agent for itself and the lenders under the Master Credit Agreement dated October 26, 2007.

Exhibit 99.1	Press Release dated October 30, 2007 issued by Entertainment Properties Trust.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST
By:	/s/ Mark A. Peterson
Mark A. Peterson
Vice President, Chief Financial Officer and Treasurer

Date: October 30, 2007

INDEX TO EXHIBITS

Exhibit	Description

Exhibit 4.1
Master Credit Agreement, dated as of October 26, 2007, among Entertainment Properties Trust, EPT 301, LLC, KeyBank National Association, as administrative agent and a lender, KeyBanc Capital Markets, as sole lead arranger and sole book manager, and the other lenders party thereto and Morgan Stanley Bank, as documentation agent thereto.

Exhibit 4.2
Collateral Pledge and Security Agreement, dated as of October 26, 2007, by and between Entertainment Properties Trust and KeyBank National Association, individually and as administrative agent for itself and the lenders under the Master Credit Agreement dated October 26, 2007.

Exhibit 99.1	Press Release dated October 30, 2007 issued by Entertainment Properties Trust.